Exhibit 10.3

SUPPLEMENTAL SUBSCRIPTION AGREEMENT

This Supplemental Subscription Agreement (this “Agreement”) pertains to the offering by Alpha Network Alliance Ventures, Inc., a Delaware corporation (the “Company”), of _________ shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a purchase price of Ten Cents ($.10) per Share for an aggregate offering of _____________Dollars ($___) (the “Offering”). In addition to the terms and conditions of that certain Stock Subscription dated _________, 2012, by and between the Company and ____________, the parties agree as follows:

1.     Restrictions on Resale or Transfer.

(a)     The Shares have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule).

     (b)     The certificate(s) representing the Shares shall each bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under the Securities Act or unless sold pursuant to Rule 144 under the Securities Act.”

2.     Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)     The undersigned understands that the offering and sale of the Shares by the Company to the undersigned is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or the provisions of Rule 506 of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

(i)     The undersigned has carefully reviewed this Agreement and understands the information contained in each such document;

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(ii)     All documents, records and books pertaining to the Company, including all filings of the Company made with the Securities and Exchange Commission, and/or this investment that the undersigned or his purchaser representative has requested have been made available for inspection by him and/or his purchaser representative, attorney, accountant and other advisor(s);

(iii)     The undersigned and/or his purchaser representative and advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned;

(iv)     Neither the undersigned nor the undersigned’s purchaser representative or investment advisors, if any, have been furnished any offering literature and the undersigned and the undersigned’s purchaser representative and advisors, if any, have relied only on the information, as described in subparagraphs (ii) and (iii) above, furnished or made available to them by the Company;

(v)     No oral or written representations have been made and no oral or written information has been furnished to the undersigned or his purchaser representative or advisor(s) in connection herewith that were in any way inconsistent with the information set forth in this Agreement;

(vi)     The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting;

(vii)     The undersigned acknowledges that he has either conducted his own independent evaluation of the Company and has analyzed the risks associated with an investment in the Shares or has had his purchaser representative take such actions on his behalf and has based his decision to invest in the Shares on the results of this evaluation and analysis;

(viii)     The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become disproportionate to the undersigned’s net worth;

(ix)     If the undersigned is a natural person, the undersigned has reached the age of majority in the jurisdiction in which the undersigned resides, has adequate net worth and means of providing for the undersigned’s current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

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(x)     The address set forth below is the undersigned’s true and correct residence (or, if not an individual, domiciliary) address;

(xi)     The undersigned (A) has such knowledge of, and experience in, business and financial matters so as to enable him to utilize the information made available to him in connection with the offering of the Shares in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto, (B) the undersigned has carefully evaluated the risks of investing and (C) has the capacity, either alone, or with a professional advisor, to protect his own interests in connection with a purchase of the Shares;

(xii)     The undersigned is not relying on the Company with respect to the economic considerations of the undersigned relating to this investment. In regard to such considerations, the investor has relied on the advice of, or has consulted with, only his own advisor(s). The undersigned recognizes that the information furnished by the Company does not constitute investment, accounting, legal or tax advice. The undersigned is relying on professional advisors for such advice;

(xiii)     The undersigned is acquiring the Shares solely for his own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(xiv)     The undersigned understands that the certificate(s) evidencing ownership of the Shares will each bear a restrictive legend and have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule); and

(xv)     The undersigned understands that the price of the Shares has been determined arbitrarily by the Company and may not be indicative of the true value of the Shares. The undersigned understands that no assurances can be given that the Shares could be resold by the Subscriber for the subscription price or any price and he/she/it has made an independent determination of the fairness of the subscription price.

(b)     The undersigned recognizes that an investment in the Shares involves a number of significant risks including, but not limited to, those risks explained to him by his purchaser representative.

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(c)     The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of this investment in the Shares.

(d)     All information that the undersigned has heretofore furnished and furnishes herewith to the Company are true, correct and complete as of the date of execution of this Agreement and if there should be any material change in such information prior to the closing of the sale of the Shares (the “Closing”), the undersigned will immediately furnish such revised or corrected information to the Company.

(e)     The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date. If more than one person is signing this Agreement, each representation, warranty and undertaking herein shall be the joint and several representation, warranty and undertaking of each such person.

3.     Piggyback Registration Rights. If, at any time commencing after the date hereof, the Company proposes to register any shares of common stock of the Company under the Securities Act of 1933, as amended, (other than pursuant to a Form S-4, Form S-8 or any other successor form of limited purpose), the Company shall include the Shares under such registration statement, provided the Shares are beneficially owned by the undersigned at the time of registration.

4.     Indemnification. The undersigned agrees to indemnify and hold harmless the Company and the officers and directors thereof and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representations or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company in connection with this transaction.

5.     Additional Information. The undersigned hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as it may deem appropriate with regard to the suitability of the undersigned as an investor in the Shares.

6.     Binding Effect. The undersigned hereby acknowledges and agrees that, except as provided under applicable state securities laws, the subscription hereunder is irrevocable, that the undersigned is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her/its heirs, executors, administrators, successors, legal representatives and assigns.

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7.     Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

8.     Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

9.     Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

10.     Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

11.     Severability. Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions.

12.     Assignability. This Agreement is not transferable or assignable by the undersigned.

13.     Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that jurisdiction executing contracts wholly to be performed therein.

14.     Reimbursement. If any action or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney’s fees and other costs incurred in such action or proceeding in addition to any other relief to which they may be entitled.

15.     Further Assurances. Each of the parties shall execute said documents and other instruments and take such further actions as maybe reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

16.     State Securities Laws. Subscribers should also be aware of the following additional considerations:

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FOR RESIDENTS OF ALL STATES:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATES AND THE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT ACCORDING TO SUCH RESTRICTIONS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE MATERIALS PRODUCED TO THE SUBSCRIBERS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

17.     Technical Correction to Stock Subscription. The text of that certain Stock Subscription dated April 7, 2012 by and between the Company and __________ which makes reference to “Alpha Network Alliance Investment, Inc.” is hereby deleted and replaced with “Alpha Network Alliance Ventures, Inc.”, the correct name of the Company.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on the ___ day of June, 2012.

ALPHA NETWORK ALLIANCE VENTURES, INC. By: ___________________________ Name: Lance Rivera Title: President	By: ____________________________ Name: ______________________

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